Exhibit 99.1

 2022Investor Day  May 17, 2022

2022 Investor Day Agenda

LIGHT & WONDER

Welcome	Barry Cottle & Jim Bombassei
Board Chair Address	Jamie Odell
Strategic Overview & Opportunity	Barry Cottle
Gaming	Matt Wilson
iGaming	Dylan Slaney
SciPlay	Josh Wilson
Cross-Platform Initiatives Panel	Siobhan Lane, Rich Schneider, Nathan Drane, Cameron Stewart, Rob Procter
Financial Discussion	Connie James
Q&A	
Lunch	

L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL
2

             3  Forward-Looking Statements  © 2022 LIGHT & WONDER | CONFIDENTIAL    In this presentation, Light & Wonder, Inc. (“Light & Wonder,” “L&W” or the “Company”) makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “target,” “should,” “could,” “potential,” “opportunity,” “goal,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: the impact of the COVID-19 pandemic and any resulting unfavorable social, political, economic and financial conditions, including the temporary and potentially recurring closure of casinos and lottery operations on a jurisdiction-by-jurisdiction basis; risks relating to the intended sale of certain Lottery Business subsidiaries (Scientific Games International GmbH, and its two subsidiaries (the “Austrian Business”)), for which we are awaiting regulatory approval in Austria, which approval is expected to be received and the transaction to be completed by the end of the second quarter of 2022 and the sale of our Sports Betting business, which is expected to be completed in the third quarter of 2022, both subject to applicable regulatory approvals and in the case of the sale of our Sports Betting business, other customary closing conditions (“Pending Divestitures”), including lack of assurance regarding the timing of completion of the pending and proposed transactions and related risks associated with the ongoing operations and activities of the Sports Betting Business, that certain deferred tax assets may not be realized relative to the anticipated tax gain from these divestitures, that the transactions will yield additional value or will not adversely impact our business, financial results, results of operations, cash flows or stock price; our inability to successfully execute our new strategy and impending rebranding initiative; our inability to further de-lever and position the Company for enhanced growth with certain net proceeds from the completed Lottery business sale and the Pending Divestitures; slow growth of new gaming jurisdictions, slow addition of casinos in existing jurisdictions and declines in the replacement cycle of gaming machines; risks relating to foreign operations, including anti-corruption laws, fluctuations in currency rates, restrictions on the payment of dividends from earnings, restrictions on the import of products and financial instability, including the potential impact to our business resulting from the continuing uncertainty following the U.K.’s withdrawal from the European Union; difficulty predicting what impact, if any, new tariffs imposed by and other trade actions taken by the U.S. and foreign jurisdictions could have on our business; U.S. and international economic and industry conditions; level of our indebtedness, higher interest rates, availability or adequacy of cash flows and liquidity to satisfy indebtedness, other obligations or future cash needs; the transition from LIBOR to SOFR, which may adversely affect interest rates; inability to reduce or refinance our indebtedness; restrictions and covenants in debt agreements, including those that could result in acceleration of the maturity of our indebtedness; competition; inability to win, retain or renew, or unfavorable revisions of, existing contracts, and the inability to enter into new contracts; the impact of U.K. legislation approving the reduction of fixed-odds betting terminals maximum stakes limit on LBO operators, including the related closure of certain LBO shops; inability to adapt to, and offer products that keep pace with, evolving technology, including any failure of our investment of significant resources in our R&D efforts; changes in demand for our products and services; inability to benefit from, and risks associated with, strategic equity investments and relationships; inability to achieve some or all of the anticipated benefits of SciPlay being a standalone public company; dependence on suppliers and manufacturers; SciPlay’s dependence on certain key providers; ownership changes and consolidation in the gaming industry; fluctuations in our results due to seasonality and other factors; security and integrity of our products and systems, including the impact of any security breaches or cyber-attacks; protection of our intellectual property, inability to license third-party intellectual property and the intellectual property rights of others; reliance on or failures in information technology and other systems; litigation and other liabilities relating to our business, including litigation and liabilities relating to our contracts and licenses, our products and systems, our employees (including labor disputes), intellectual property, environmental laws and our strategic relationships; reliance on technological blocking systems; challenges or disruptions relating to the completion of the domestic migration to our enterprise resource planning system; laws and government regulations, both foreign and domestic, including those relating to gaming, data privacy and security, including with respect to the collection, storage, use, transmission and protection of personal information and other consumer data, and environmental laws, and those laws and regulations that affect companies conducting business on the internet, including online gambling; legislative interpretation and enforcement, regulatory perception and regulatory risks with respect to gaming, especially internet wagering, social gaming and sports wagering; changes in tax laws or tax rulings, or the examination of our tax positions; opposition to legalized gaming or the expansion thereof and potential restrictions on internet wagering; significant opposition in some jurisdictions to interactive social gaming, including social casino gaming and how such opposition could lead these jurisdictions to adopt legislation or impose a regulatory framework to govern interactive social gaming or social casino gaming specifically, and how this could result in a prohibition on interactive social gaming or social casino gaming altogether, restrict our ability to advertise our games, or substantially increase our costs to comply with these regulations; expectations of shift to regulated digital gaming or sports wagering; inability to develop successful products and services and capitalize on trends and changes in our industries, including the expansion of internet and other forms of digital gaming; the continuing evolution of the scope of data privacy and security regulations, and our belief that the adoption of increasingly restrictive regulations in this area is likely within the U.S. and other jurisdictions; incurrence of restructuring costs; goodwill impairment charges including changes in estimates or judgments related to our impairment analysis of goodwill or other intangible assets; stock price volatility; failure to maintain adequate internal control over financial reporting; dependence on key executives; natural events that disrupt our operations, or those of our customers, suppliers or regulators; and expectations of growth in total consumer spending on social casino gaming.Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (“SEC”), including the Company’s current reports on Form 8-K and quarterly reports on Form 10-Q and its latest Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2021 on March 1, 2022 (including under the headings “Forward Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no and expressly disclaim any obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.Additional NotesThis presentation may contain references to industry market data and certain industry forecasts. Industry market data and industry forecasts are obtained from publicly available information and industry publications. Industry publications generally state that the information contained therein has been obtained from sources believed to be reliable, but that the accuracy and completeness of that information is not guaranteed. Although we believe industry information to be accurate, it is not independently verified by us and we do not make any representation as to the accuracy of that information. In general, we believe there is less publicly available information concerning the international gaming, social and digital gaming industries than the same industries in the U.S.Due to rounding, certain numbers presented herein may not precisely agree or total to the previously reported amounts.Discontinued OperationsOn September 27, 2021, we entered into a definitive agreement to sell our Sports Betting business to Endeavor Group Holdings, Inc. in a cash and stock transaction, subject to applicable regulatory approvals and other customary conditions. On October 27, 2021, we entered into a definitive agreement to sell our Lottery business to Brookfield Business Partners L.P. together with its institutional partners in a cash transaction, subject to applicable regulatory approvals and customary closing conditions. On April 4, 2022 we completed sale of the Lottery Business, with the exception of the Austria Business, to Brookfield Business Partners L.P. for $5.6 billion in gross cash proceeds with the sale of the Sports Betting Business expected to be completed in the third quarter of 2022, subject to applicable regulatory approvals and other customary conditions. Accordingly, the financial results for our Lottery business and the Sports Betting business presented herein have been reclassified to discontinued operations and prior period Lottery and Sports Betting balance sheet balances have been reclassified to the Asset and Liabilities held for sale lines on the Condensed Consolidated Balance Sheet presented herein in accordance with Accounting Standard Codification 205-20, Presentation of Financial Statements - Discontinued Operations. We report our operations in three business segments—Gaming, SciPlay and iGaming—representing our different products and services.

   Jamie OdellExecutive Chair    4  © 2022 LIGHT & WONDER | CONFIDENTIAL

 Business & Strategy OverviewBarry Cottle

                   6  Transformed Company. Positioned to Win.  © 2022 LIGHT & WONDER | CONFIDENTIAL  Large MarketOpportunity  Unmatched Position  Top Talent & Culture  Compelling Investment Thesis            Clear Roadmap

 $70B TAM  Future of Games…Huge, Growing & Converging  2025 Global Total Addressable Market ("TAM") - based on internal market assessment and consideration of Eilers data.Internal analysis of regulated B2C L&W markets TAM from H2GC base.2021E figures as per Eilers & Kreijcik custom ad-hoc analysis and reports.  7  © 2022 LIGHT & WONDER | CONFIDENTIAL                      $27B(2)iGAMING  $36B(3)SOCIAL &CASUAL  $7B(1)GAMING

   8  Leading Cross-Platform Global Game Company  © 2022 LIGHT & WONDER | CONFIDENTIAL  Only Company with Leading Positions AcrossGaming, iGaming and Social  Singularly Focused on Building Great Games and Franchises  Healthy Balance Sheet Positioned to Unlock Shareholder Value  Positioned to Win & Drive ShareholderValue

                                               LAND-BASED GAMING  iGAMING  Slots  Tables  Systems  Content  Aggregation  PAM  SOCIAL GAMINGSocial Casino Casual  PEER 1  -  -  -  -  PEER 2  -  -  PEER 3  -  -  -  -  PEER 4  -  -  -  -  -  -  -  PEER 5  -  -  -  -  -  PEER 6  -  -  -  -  -  -  Leading Positions with Unmatched Competitive Advantages                                                          9  © 2022 LIGHT & WONDER | CONFIDENTIAL

 Unmatched Portfolio of Evergreen Franchises  10                                            The MONOPOLY name and logo, the distinctive design of the game board, the four corner squares, the MR. MONOPOLY name and character, as well as each of the distinctive elements of the board, cards, and the playing pieces are trademarks of Hasbro for its property trading game and game equipment and are used with permission. © 2022 Hasbro. All Rights Reserved. Licensed by HasbroWILLY WONKA & THE CHOCOLATE FACTORY and all related characters and elements © & ™ Warner Bros. Entertainment Inc. (s22)THE WIZARD OF OZ and all related characters and elements © & ™ Turner Entertainment Co. Judy Garland as Dorothy from THE WIZARD OF OZ. (s22) All other logos signify marks owned by Light & Wonder. © 2022 Light & Wonder. All Rights Reserved.© 2022 LIGHT & WONDER | CONFIDENTIAL

         11  Leading Aggregation Platform and Systems Business  #1  #1  300+  500k  400+  iGaming aggregator  operators  studio  60+ partners  Land-based systems solution  connected EGMs  operators              Global market share  US market share  © 2022 LIGHT & WONDER | CONFIDENTIAL

 12  Clear Roadmap to Drive Long Term Value  © 2022 LIGHT & WONDER | CONFIDENTIAL  1  Creating great content and franchises across Gaming, iGaming and Social  2  Expanding in high-growth digital markets  3  Enabling a seamless player experience with leading platforms  4  De-levering and maximizing cash flow to drive shareholder returns  5  Driven by high performing talent and culture

Attractive Shareholder Value Creation Framework

4-Year CAGR through 2025

Double-Digit CAGR Growth
High Recurring & Digital Revenues

15%[1] [2]
Targeted Consolidated AEBITDA CAGR by 2025

$1.4B[2]
Targeted Consolidated AEBITDA by 2025

45%[2]
Targeted FCF Conversion by 2025

$10B
Targeted Capital Creation by 2025

(1) Compound Annual Growth Rate calculated based on 12/31/2021 financial information.
(2) Additional information on the non-GAAP financial measures, Targeted Consolidated AEBITDA and FCF (free cash flows) conversion, is available in the Appendix.

© 2022 LIGHT & WONDER | CONFIDENTIAL
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     Leading global game and platform provider  Unmatched market positions and cross-platform capability  Transformed balance sheet  Double-digit CAGR growth, with high margins and robustcash flow generation  Enhanced shareholder value  Compelling Investment Thesis  © 2022 LIGHT & WONDER | CONFIDENTIAL  14  Leading the Future of the Game Industry

Executive Leadership Team



Sustainability
LIGHT & WONDER
Diversity, Equity & Inclusion
Responsible Gaming



Barry Cottle
President & CEO



Connie James
CFO, Treasurer & Corporate Secretary



Matt Wilson
CEO, Gaming



Dylan Slaney
CEO, iGaming



Josh Wilson
CEO, SciPlay



Rich Schneider
Chief Product Officer



James Sottile
Chief Legal Officer



Roxane Lukas
Interim Chief People Officer



Michael Lorelli
Chief Strategy Officer



Steve Stamstad
SVP, Marketing & Communications



Victor Blanco
Chief Technology Officer[1]



Siobhan Lane
SVP, Gaming - Chief Commercial Officer

L&W

(1) Effective June 2022.

© 2022 LIGHT & WONDER | CONFIDENTIAL 15

 GamingMatt Wilson

   17  Positioned to Take Share and Drive Shareholder Value  © 2022 LIGHT & WONDER | CONFIDENTIAL  A stable, resilient global marketAn established leader protected by high barriers to entryWell positioned to capture growth opportunities in the twolargest profit poolsThe right playbook to capitalize on substantial growth opportunitiesA proven leadership team and the best talent in the industry

           18  Leading End-to-End Solutions Provider  © 2022 LIGHT & WONDER | CONFIDENTIAL              SlotsTable Games Systems

Unmatched Scale and Breadth

BY THE NUMBERS[1]

~80k
global leased slots & tables

500k+
connected system EGM's globally

>50%
of average global revenue is recurring, and growing

18k
global EGM sales in 2021

Licensed in
345
jurisdictions



L&W

(1) As of and for the year ended December 31, 2021.

© 2022 LIGH & WONDER | CONFIDENTIAL

 Operating in a Stable, Resilient Industry...    Gaming Gross Revenue has demonstrated consistent growth since 2000                                          $30,000$0  $60,000  $90,000  $120,000  $150,000  2003  2006  2009  2012  2015  2018  2021    U.S. GROSS GAMING REVENUE(1)$ in billions    (1) GGR according to H2 Gambling Capital.  20  © 2022 LIGHT & WONDER | CONFIDENTIAL

 …with High Barriers to Entry…  21  © 2022 LIGHT & WONDER | CONFIDENTIAL        L&W’s leading position protected by economic moats  Highly regulated industry  Significantcap-ex neededto succeed & longdevelopmentlead times  Limited pool of top talent  Long-term customer relationships

                 77%  87%        The top 4providers are maintaining market share throughthe industry’sexpansion  22  © 2022 LIGHT & WONDER | CONFIDENTIAL  90%      GAMING SALES  80%  PREMIUM GAMING LEASES      Top 4  Other      SYSTEMS  TABLES  …Reinforcing Established Leading Providers2021 North American Market Share(1)  (1) Eilers 2021 North American Market Share by Supplier other than tables market share data based on internal analysis.

 23  $7B 2025 TAM Opportunity as Global Gaming Market Fully Recovers  © 2022 LIGHT & WONDER | CONFIDENTIAL          $7B  TOTAL ADDRESSABLE MARKET(1)      (1) Based on internal market assessments and consideration of Eilers data.      North America  International  ~80%  ~20%

Defending Leading Positions and Capturing Growth Opportunity in Slots

#1

In systems and tables[1]

#2

In gaming leases and sales[1]


2019 TOTAL ADDRESSABLE MARKET[2]
$ in Millions
Light & Wonder 2019 Revenue
Total Market Revenue
$2,600
$2,400
$700
$500
~20%
~20%
~40%
~50%
Gaming Leases
Gaming Sales
Systems
Tables



Positioned to capture significant share of the industry's largest profit pools

L&W

(1) Eilers Market Share by Supplier.
(2) Global TAM combination of Eilers data and internal assessments where secondary market research data does not exist.

© 2022 LIGHT & WONDER | CONFIDENTIAL
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   Transforming the business and capitalizing on core strengths to build onleadership position    25  Executing a Strategy to Outpace Recovery and Capture Share  © 2022 LIGHT & WONDER | CONFIDENTIAL        Disciplined management to support investments  Investment in R&D to fuel growth  Focus on talent to unleash potential

 26  Transforming Gaming to Optimize the Business and Fuel Growth  © 2022 LIGHT & WONDER | CONFIDENTIAL        We are building on our foundation to unlock the power of our platformEstablishing a Global Operating ModelExecuting on Strategic Management SystemIncreasing Investment Capacity through Right- Sized Cost Base

Revitalizing the Engine of Our Business

Focused investments in R&D & CapEx drives significant returns & fuels our future growth

2019

Inherited a R&D program that was

- Decentralized and regionally structured
- Not building right games for right markets
- Not focused on largest revenue opportunities

TODAY

Unlocked the power of R&D investment

- Increased disciplined R&D spend
- Aligned with highest market opportunities
- Gaining insights via global operating model

↑ 12% in R&D

Increasing Investment in R&D & CapEx[(1)]


Gold Fish
FEEDING TIME!
Castle

L&W

(1) CapEx primarily focused on North America Gaming Operations.

© 2022 LIGHT & WONDER | CONFIDENTIAL

 Steady Growth in Premium Install Base Demonstrates Strategy is Working  28  © 2022 LIGHT & WONDER | CONFIDENTIAL      Delivered all-time high of 43%of North American base in premium game leases  NORTH AMERICA GAMING OPERATIONSPremium as % of North America Installed Base    2021    42%    37%  2020    36%  2019    2025    43%  1Q22

 Developing Next Generation Offerings for Each Market Segment  29  © 2022 LIGHT & WONDER | CONFIDENTIAL        KASCADA      MURAL  KASCADA DUALSCREEN  LANDMARK 7000

Proven Leadership Team



Rich Schneider
Chief Product Officer



Siobhan Lane
Chief Commercial Officer



Victor Blanco
Chief Technology Officer[1]



Alex Vinogradov
Chief Financial Officer



Anthony Firmani
Chief Operating Officer



Brian Pierce
SVP North America Sales



Nathan Drane
SVP Global Product Management

L&W

(1) Effective June 2022.

© 2022 LIGHT & WONDER | CONFIDENTIAL

30

 31  © 2022 LIGHT & WONDER | CONFIDENTIAL  Aligning our top talent with our most promising growth opportunities through Global Creative Centers  Focused on Game  Design Talent to Unleash Potential  Michael MastropietroChicago  Qin YouAustralia  Ted HaseLas Vegas        Roger SnowLas Vegas

Unmatched Portfolio of Hit Franchises…

Strong proprietary evergreen franchises…

…3 of the top 4 [(1)]

licensed 3rd party game franchises

…With More on the Way

The MONOPOLY name and logo, the distinctive design of the game board, the four corner squares, the MR. MONOPOLY name and character, as well as each of the distinctive elements of the board, cards and the playing pieces are trademarks of Hasbro for its property trading game and game equipment and are used with permission. © 2022 Hasbro. All Rights Reserved. Licensed by Hasbro

WILLY WONKA & THE CHOCOLATE FACTORY and all related characters and elements © & ™ Warner Bros. Entertainment Inc. (s22)

THE WIZARD OF OZ and all related characters and elements © & ™ Turner Entertainment Co. Judy Garland as Dorothy from THE WIZARD OF OZ. (s22)

All other logos signify marks owned by Light & Wonder. © 2022 Light & Wonder. All Rights Reserved.

(1) Company management estimates

© 2022 LIGHT & WONDER | CONFIDENTIAL 32

         Significant Accomplishments to Date  7  Consecutive quartersof growthin premium Gaming leases  43%of NA base, all timehigh    Our shift in focus is maximizing results          2X  (1)  Ship sharein Australia        33  © 2022 LIGHT & WONDER | CONFIDENTIAL  ~ 3,400  Units sold in North America in Q1 2022  Steadily growing share in Class 3 NA replacement segment  (1) Based on internal reporting 2021 versus 2020.

   34  Positioned to Take Share and Drive Shareholder Value  © 2022 LIGHT & WONDER | CONFIDENTIAL  We operate in a stable, resilient global marketWe are an established leader protected by high barriers to entryWe are well positioned to capture growth opportunitiesin the two largest profit poolsWe have the right playbook to capitalize on substantial growth opportunitiesWe have a proven leadership team and the best talent in the business

 iGamingDylan Slaney

The iGaming Team

We are **creators** who are **passionate** about delivering the **best digital experiences to players.**

We **change the game** by building **new worlds of play.**



Dylan Slaney
EVP, CEO iGaming



Nick Bannon
Chief Financial Officer



Sue Dawson
Deputy General Counsel



Bob Hays
Chief Commercial Officer



Dan O'Donoghue
Transformation



Rob Procter
1PP Content



Katie Byers
Chief People Officer



Verity Lavender
Chief Marketing Officer



L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL
36

   37  Unique. Leading.And Positioned to Win.  Leading content offering  Unparalleled platform & capabilities  Fast growing opportunity  Differentiated position and value creation                © 2022 LIGHT & WONDER | CONFIDENTIAL

   38  A World of Entertainment Through ONE INTEGRATION  We connect players, studios and operators globally to deliver an unparalleled digital entertainment experience.We make it easy for operators to manage regulatory frameworks & gameplay and provide seamless player account & payment services.  © 2022 LIGHT & WONDER | CONFIDENTIAL

 39  Leading and Trusted iGaming Ecosystem  © 2022 LIGHT & WONDER | CONFIDENTIAL  Content creation    Digital PAM  + Live Casino  Unparalleled combination of solutions

Unparalleled content in regulated markets

3k+ Games

50%[(1)] OF OGS VOLUME

1PP Content

Leveraging L&W's evergreen franchises and digital native content

2PP Content

Developed in collaboration with partner studios

3PP Content

Aggregated from third party studios

L&W

(1) OGS GGR internal data Q1 2022.

© 2022 LIGHT & WONDER | CONFIDENTIAL

40

                           PLAYERS  OUR STUDIOS                                                PARTNER STUDIOS (EXAMPLES)    OPERATORS                    INTEGRATION  ONE        Leading iGaming Platform                60+STUDIO PARTNERS      300+OPERATOR BRANDS  41  © 2022 LIGHT & WONDER | CONFIDENTIAL

 Positioned to Capture Meaningful Share  Internal analysis of regulated B2C L&W markets TAM from H2GC base and for FY2025.L&W Internal analysis and consensus based on available public quoted sources.  42  © 2022 LIGHT & WONDER | CONFIDENTIAL        $27B+ TAM FY25(1)  23%(2)CAGR 21/25      Markets covered in TAMAdditional growth opportunities

The World's Fastest Growing iGaming Market

LIGHT & WONDER (1)

25%	3X	8B+
Market Share	Avg Bet Size v UK	Game Rounds

(2)

$4B	2X	52%
FY21 TAM	GGR/Adult v OSB	YTD market growth

L&W

(1) Internal OGS Data & market share and available industry results for Q1 2022.
(2) Selected market stats/sources – E&K April 2022, H2GC, Macquarie Research April 2022.

© 2022 LIGHT & WONDER | CONFIDENTIAL

43

             44  What If iGaming Followed All Mobile Sports States?    LIVE  LEGAL – NOT LIVE  ACTIVE OR PRE-FILEDLEGISLATION  60%      © 2022 LIGHT & WONDER | CONFIDENTIAL  AGA US Sports Betting Mobile legal landscape as of May 10, 2022.Macquarie Research April 2022.  (1)  OSB Population Penetration by FY23(2)

 13% of USPopulation  25% of USpopulation  $13bn Size of UK & EU today50% of USPopulation  5x75% of USPopulation  $4B  $7.8B  $15.5B  $23.2B  GGR/AdultBase $120PA $116 MI $149 NJ $205US Avg $146    Current state of US iGaming  US Sports estimated to be 60% of US population by FY23    $30B7.5x  HIGHER GGR/ADULT 30% FY22 GROWTH RATE  45      The US GGR Size of the Prize(1)        (1) Internal analysis based on publicly available market data and estimations for U.S. Live Casino.  © 2022 LIGHT & WONDER | CONFIDENTIAL

 46  Strategic Growth Pillars  © 2022 LIGHT & WONDER | CONFIDENTIAL  1  Extend leading position in first-party content  2  Win in North America  3  Accelerate the growth of OpenGaming  4  Launch live Casino – U.S. share gain

                 1 . E X T E N D L E A D I N G P O S I T I O N I N F I R S T - P A R T Y C O N T E N T  47  © 2022 LIGHT & WONDER | CONFIDENTIAL          +  =  Unparalleled Position                        Games and Franchises Players Love

1. EXTEND LEADING POSITION IN FIRST-PARTY CONTENT

Our First Party Content Continues to Out-Perform[1]

16/20
Top games on OGS in the US Market are L&W 1PP Games

#1 US Top Grossing Game
88 Fortunes

#1 UK Game launch
Rainbow Riches – Rainbow Frenzy

#1 US Game launch
Hurricane Horse Coin Combo


COIN
COMBO
HURRICANE HORSE

(1) Internal OGS data and E&K market reports.

© 2022 LIGHT & WONDER | CONFIDENTIAL

48

1. EXTEND LEADING POSITION IN FIRST-PARTY CONTENT

Leading Digital Native Content

7
CONSECUTIVE MONTHS OF GROWTH


100X RA

BIGGEST EVER LAUNCH

LIGHTNING BOX

RECORD
Q1'22 & APR YOY


NITROPOLIS 3

BIGGEST EVER LAUNCH

ELK STUDIOS

L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL 49

2. WINNING IN NORTH AMERICA

Unmatched. Scale. Product Portfolio. Relationships.

	Land-based Content	Digital-first Content	Content Aggregation	Player Account Management	Live Casino
LIGHT & WONDER	✓	✓	✓	✓	✓
PEER 1	-	✓	-	-	✓
PEER 2	-	✓	✓	✓	✓
PEER 3	✓	✓	✓	✓	-
PEER 4	-	-	✓	✓	-

© 2022 LIGHT & WONDER | CONFIDENTIAL
50

   51  © 2022 LIGHT & WONDER | CONFIDENTIAL  Unparalleled and scalable offering that makes us an invaluable partner to both content studios and operators      Winning the U.S.  2 . W I N N I N G I N N O R T H A M E R I C A  New Vegas studio with 100% focus on U.S.  Leading land-based and digital native content  Market-leading U.S.-focused jackpot strategy

                 52  © 2022 LIGHT & WONDER | CONFIDENTIAL

3. ACCELERATE THE GROWTH OF OPENGAMING

Unparalleled Entertainment. Unparalleled Data & Insights.

Industry-leading Data Science

New Player Segments

INSIGHTS from ALL GAMES

Strategic Asset

Informing game roadmaps and decisions

OPENGAMING

50B+ (1)

ANNUAL GAME ROUNDS

L&W

(1) Internal OGS data 2021/2022.

© 2022 LIGHT & WONDER | CONFIDENTIAL

53

 Player engagement  Exclusivity & flexibility  L&W IP  Open gaming  Player convergence  54  Winning in Live Casino  © 2022 LIGHT & WONDER | CONFIDENTIAL          4 . L A U N C H L I V E C A S I N O – U S S H A R E G A I N    Live IN THE US IN Q4 2022 (1)  (1) Targeted launch date.

   Key Takeaways  © 2022 LIGHT & WONDER | CONFIDENTIAL  Unmatched ecosystem to offer players  Uniquely positioned as a developer and distributor  Expanding share in growing markets  Accelerating investments in content and tech  Operating at the heart of digital convergence  55    An unbeatable platform from which to seize tremendous opportunity in the iGaming market

   Josh Wilson

             Agenda  Who We Are  Our OpportunityOur Strategy For Success Our Financial Profile        57  © 2022 SCIPLAY | CONFIDENTIAL

The SciPlay Team

Our team brings a deep breadth of knowledge built over an average of 25 years work experience in digital and entertainment and an average tenure of 13 years at SciPlay



Joshua J. Wilson
Chief Executive Officer



Aaron Schurman
Founder and Chief Gamer



Noga Halperin
Chief Revenue Officer



Forrest Stowe
Chief Technology Officer



Kimber Dall
VP of People Operations



Jim Thompson
Chief Business Officer



Danny Moy
Chief Strategy Officer



Destry Davison
Managing Director, Casino



Daniel O'Quinn
Interim CFO



Rob Gustafson
General Counsel

SciPlay

© 2022 SCIPLAY | CONFIDENTIAL 58

                     59  Studios Around the World  © 2022 SCIPLAY | CONFIDENTIAL  CEDAR FALLS, IOWA    We draw on a wealth of global talent to create innovative games  Bangalore, India  Oulu, FinlandKyiv, Ukraine  Austin, Texas  Ankara, Turkey            Tel Aviv, Israel

                   60  Driving Compelling Organic Growth  © 2022 SCIPLAY | CONFIDENTIAL  DRIVING SUBSTANTIAL GROWTH  Revenue, $ in millions  (1)Since 2012more than2xthe social casino market                          $95  $123  $169  $275  $361  $416  $466  $582  $606  $222012 (U) 2013 (U) 2014 (U) 2015 2016 2017 2018 2019 2020 2021  48%growth in ARPDAU(2)since 2019  8.9%payer conversion(3) in last two quarters  0.6Maverage monthly paying usersin 1Q ‘22  44.5%CAGR    As per Eilers & Krejcik reports.Average Revenue Per Daily Active User.Average Monthly Paying Users (MPU) for the period divided by Average Monthly Active Users (MAU) for the same period (payer conversion).Note: Revenue for the fiscal years 2012-2014 are unaudited and derived from the audited financial statements and accounting records of Light & Wonder, Inc. (formerly known as Scientific Games Corporation).

                 61  Capturing Significant Market Opportunity  © 2022 SCIPLAY | CONFIDENTIAL  $  Mobile Games    SciPlay Market  100BO(1pp)ortunity        CasualPuzzle games Card games Board gamesHyper-casual games  Social Casino  $$2386BB(1() 1)  +15% YoY  $8B(1)+8% YoY                            (1) 2021E figures as per Eilers & Krejcik custom ad-hoc analysis and reports.

             62  How We Make andRun Games  © 2022 SCIPLAY | CONFIDENTIAL    Simple Core Gam  e    Meta Games  Data & Economy  New UserReach  Live Ops/ Events

             63  How We Are Growing Our Business  © 2022 SCIPLAY | CONFIDENTIAL  Scaling our current core games    Adding new games to the  portfolio                        Project X    NEW GAME 2    NEW GAME 3    + NEW GAMES

             64  Investing in the SciPlay Engine to Scale and Grow Games  © 2022 SCIPLAY | CONFIDENTIAL    Project All-Star

             65  Project All-Star Impact  © 2022 SCIPLAY | CONFIDENTIAL    1 Q 2022 REVENUE RECORDS  Achieved 6th consecutive quarterly revenue record  Delivered one of the highest quarterly revenues  Record quarterly revenue      A MRPPU(2)  ARPDAU(3)                     6.1%  PAYER CONVERSION RATE (1) 8.9%  1Q19  1Q22        +46%        $76.51  $92. 45  1Q19  1Q22        +21%        $0.48  $0.7 4  1Q19  1Q22        +54  %  Average Monthly Paying Users (MPU) for the period divided by Average Monthly Active Users (MAU) for the same period (payer conversion).Average Monthly Revenue Per Paying User.Average Revenue Per Daily Active User.

               66  Investing in the SciPlay Engine to Scale and Grow Games  © 2022 SCIPLAY | CONFIDENTIAL          Direct to Consumer PlatformData Science & Analytics Investment in Ad TechProject All-Star        SciPlayEngine

             67  © 2022 LIGHT & WONDER | CONFIDENTIAL        Similarplayer type  Similargame loop  Similarlive ops / meta        Launching New GamesStrong synergies between Social Casino and Casual        Adding 1 to 2 new games per year

             68  We are Layering on New Games…  © 2022 SCIPLAY | CONFIDENTIAL          Bingo Showdown Revenue  Launched Solitaire Pets Adventure in December          100% organically developed our first casual game leveraging their talent and game design expertise      3x      Project X

...Complemented by Great Game Creators and Operators

Alictus Acquisition



Over last 2 years,
6 Games Reached

#1 Top Free Game[2]

Synergies to SciPlay on Day 1:

- Broadens global player network
- Expands first party data
- Diversifies revenue streams in growing $13B[1] global mobile in-game advertising market

Daily active users (DAUs)

↑ 1.7M

Monthly active users (MAUs)

↑ 27.8M

Diligent process of finding great companies

Talent & Culture → Products and Technology → Capabilities → Strong Financial Profile

SciPlay

(1) As per Eilers & Krejcik custom ad-hoc analysis and reports.
(2) U.S. App Store as per data.ai

© 2022 SCIPLAY | CONFIDENTIAL
69

               70  Investing in Talent  © 2022 LIGHT & WONDER | CONFIDENTIAL  Recruiting the best talent in the business & building great employer brandingBuilding a culture that embraces innovation and develops our peopleCreating opportunities for our teammates to grow & excel        CKATCBEEYAUDDINSVATG, VIRUANIKFVL,AOR,TLIAERSLXIERSNA,,A,EISIENOLDWI A

 Becoming the Leading Diversified Mobile Game  Company, Singularly Focused on Players Social Casino Casual Leading Diversified Portfolio Evolution powered by SciPlay engine

             Deliver Growth by Scaling Core Business and Launching New Games  I LLUSTRATIVE REVENUE GROWTH        Layering in newrevenue    Fueling growth in core business            CORE GAMES  NEW GAMES  72  © 2022 SCIPLAY | CONFIDENTIAL

Executing Our Strategy Results in a Strong Financial Profile

Healthy margin and highly cash generative business delivers strong balance sheet


REVENUE
$466
$606
+30%
FY19
FY21


AEBITDA(1)
$122
$186
+52%
FY19
FY21


FREE CASH FLOW(1)
$82
$149
+82%
FY19
FY21

SciPlay

All numbers are in millions.

(1) Adjusted EBITDA (AEBITDA) and Free Cash Flow denote non-GAAP financial measures and are reconciled to the most directly comparable GAAP measure in the tables in the appendix.

© 2022 SCIPLAY | CONFIDENTIAL

73

         74  Becoming a Diversified Mobile Game Company  © 2022 SCIPLAY | CONFIDENTIAL  Grow Core Business                  Positioned to win share and drive long-term sustainable growth      Launch New Games  Invest in SciPlay Engine  Invest in Talent      Increase Shareholder Value

 The Power of Cross- Platform        P R O P R I E T A R Y & C O N F I D E N T I A L

 76  © 2022 LIGHT & WONDER | CONFIDENTIAL  “Players engage with us 30% more when they play in both channels compared to just a single channel.”  British Columbia Lottery Corporation (BCLC)

 The Power of Cross- Platform Panel    Siobhan LaneChief Commercial Officer | Light & Wonder  Rich SchneiderChief Product Officer | Light & Wonder  Nathan DraneSVP Global Product Management | Light & Wonder  Cameron StewartVP Product Management | SciPlay  Rob ProcterVP Game Development | Light & Wonder  77  © 2022 LIGHT & WONDER | CONFIDENTIAL

 Financial Outlook & Capital DeploymentConnie James

           79  © 2022 LIGHT & WONDER | CONFIDENTIAL  Value Creation Framework    Enhanced Shareholder Value

Strong Foundation with Transformed Financial Profile

RECURRING REVENUES[1]


~75%
2021

DIGITAL REVENUES


~40%
2021

CONSOLIDATED AEBITDA MARGIN[2]

35%

1Q22

ADJUSTED NET DEBT LEVERAGE RATIO[2][3]

3.7x

Down 65% from peak net debt leverage ratio[2] as of year end 2020

L&W

(1) Includes Gaming Operations, ongoing Gaming systems maintenance, table services/rental agreements, iGaming and SciPlay revenues.
(2) Denotes a non-GAAP financial measure and is reconciled to the most directly comparable GAAP measure in our Appendix.
(3) Adjusted net debt leverage ratio reflecting refinancing transactions and the Lottery business sale in Q2 2022.

© 2022 LIGHT & WONDER | CONFIDENTIAL

80

Sustainable Double-Digit Growth

GROWTH DRIVERS

Collective

$70B

TAM

Gaming - $7B TAM

- Robust product roadmap
- Share gains in Game Ops and Game Sales
- Full global market recovery

iGaming - $27B TAM

- U.S. and International proliferation
- Participate in all parts of the value chain
- Share gains with increase in original content and expansion into Live-dealer

SciPlay - $36B TAM

- Social casino business outpace market growth
- Grow ARPDAU [4] in line with peers
- Growing pipeline of games with expansion in casual and into ad monetization

CONSOLIDATED AEBITDA[1]


targeted
$1.4B [3]
targeted 15%
2021 – 2025 CAGR[2]
$793M
2021
2025

L&W

(1) Denotes a non-GAAP financial measure and is reconciled to the most directly comparable GAAP measure in the Appendix.
(2) Compound Annual Growth Rate.
(3) Additional information on the non-GAAP financial measure targeted Consolidated AEBITDA is available in the Appendix.
(4) Average Revenue Per Daily Active User.

© 2022 LIGHT & WONDER | CONFIDENTIAL

81

 82  © 2022 LIGHT & WONDER | CONFIDENTIAL    NORTH AMERICA GAMING OPERATIONS GAME SALES        Source: Internal data & Max Gaming industry estimates.Source: Eilers 4Q21 & CY21 Suppliers KPI.Source: Eilers 4Q21 Tables & Slots.    42%    37%    36%  Market leader in Tables and Shufflers(3)Grow market leading positions with best-in-class IP driving recurring revenue      #1 position in global Systems(2)iView4 upgrades to drive cashless adoptionExpect to exceed revenues achieved in 2019  NORTH AMERICA SYSTEMS  Grew Premium installed base 14 ppt from 2019 to 2021Premium units at record 43% of North America Installed Base at 1Q22Expect Premium mix to be 50% of North America Installed Base by 2025  TABLES        12%      21%    2021  2025  2021  2025    ANZShare(1)  N.A.Share(2)      Expect full market recovery in North America in 2023Expect to have cabinets in all critical segments by end of 2022Nearly doubled ANZ share YoY in 2021 with potential for incremental share gains  Sustainable Double Digit Growth Profile: Gaming  Premium as % of North America Installed Base    43%  2019 2020 2021 1Q22 2025  #1

Sustainable Double Digit Growth Profile: iGaming

$27B

TAM

U.S. B2B Market Share[1]


~25%
2021
2025

U.K. & Europe
B2B Market Share[1]


~15%
2021
2025

Building Blocks

- Legalization in the U.S. and new international territories coming on board
- Growing original content to take share
- Leveraging aggregation platform to scale
- Leading digital wallet
- Live-dealer expansion

L&W receiving a percentage of Global NGR and participating in all parts of the value chain

(1) Targeted growth based on internal data on OpenGaming System platform.

L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL

83

Sustainable Double Digit Growth Profile: SciPlay

Evolving into a diversified mobile game developer


$36B
social and casual TAM (1)

Social Casino

- Expect SciPlay to outpace market growth
- Investments to drive engagement and monetization
- Closing ARPDAU[2] gap with industry peers


Market Share
~8%
2021(3)
2025(4)

Casual

- Launching new games
- Expanding into ad monetization
- Building direct to consumer platform

(1) Amounts as per Eilers & Krejcik custom ad-hoc analysis and reports.
(2) Average Revenue Per Daily Active User.
(3) Source: Eilers 4Q21 & CY21 Social Casino Tracker.
(4) Targeted growth based on internal data.

© 2022 LIGHT & WONDER | CONFIDENTIAL

84

Executing on Margin Expansion Initiatives

$100M COST OPTIMIZATION

Key Initiatives

- Cost realignment
- Rationalized gaming product portfolio
- Instituted global supply chain
- Reduced facilities footprint
- Leaned into cost-efficient development centers
- Reengineered processes to drive improved cash conversion cycle

Disciplined Reinvestment

- Reinvested in R&D
- Focusing on highest ROI opportunities
- All investments must meet financial hurdles

Continue to have rigor around our expense base while driving incremental savings to the bottom line

L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL

85

   86  Highly Cash Generative Business  © 2022 LIGHT & WONDER | CONFIDENTIAL  2021  2022 to 2025(3)            2020  FREE CASH FLOW CONVERSION(1)  $M      2019  Denotes a non-GAAP financial measure and is reconciled to the most directly comparable GAAP measure in the tables in the Appendix for 2019-2021. Free cash flow data for 2019 through Q1 2022 represents combined free cash flow of discontinued and continuing operations.Term loan interest rate calculated based on the current interest rate, undrawn revolving credit facility and a portion of 2025 Secured Notes reflective of an interest rate of approximately 2.946% as a result of certain cross-currency interest rate swap agreements, more fully described in the principal debt balance supplemental information at the end of this release.Additional information on the non-GAAP financial measure targeted Free Cash Flow Conversion is available in the Appendix.    targeted45%    INTEREST EXPENSE  $M             $478M  2021  Post Lottery Sale and Refinancing Transactions  Post Sports Betting Sale  $225M(2) run-rate  annualized cash interest savings  23%17%  33%

Significant Capital Creation

2022 to 2025

$10B target

Available Capital to Deploy

Lottery Sale and Pending Sports Betting Divestiture After-tax Cash Proceeds	Targeted Free Cash Flow Conversion rate [1]	Targeted Debt Capacity
~$5.8B	45%	up to $2.3B 2.5x to 3.5x targeted net debt leverage ratio[1]

(1) Additional information on the non-GAAP financial measures targeted Free Cash Flow Conversion rate and net debt leverage ratio is available in the Appendix.

L&W
© 2022 LIGHT & WONDER | CONFIDENTIAL
87

 88  Pursuing Balanced and Opportunistic Capital Allocation Strategy to Enhance Value  © 2022 LIGHT & WONDER | CONFIDENTIAL  123        Debt Reduction  Returning Capital to Shareholders Through Share Repurchases  Disciplined Investment in Key Growth Opportunities

Transformed Balance Sheet & Credit Profile

NET DEBT LEVERAGE RATIO[1]

$B


7 TURNS
>63%
REDUCTION
9.6x
Net Debt
$8.3
1Q21
6.1x
Net Debt
$8.4
1Q22
3.7x
Net Debt
$3.3
Adjusted Q1 2022 Net Debt Leverage Ratio(2)
2.5x to 3.5x
Targeted Net Debt Leverage Ratio(3) Post Sports Betting Sale

L&W

(1) Denotes a non-GAAP financial measure and is reconciled to the most directly comparable GAAP measure in our Appendix.
(2) Adjusted net debt leverage ratio reflecting refinancing transactions and the Lottery business sale in Q2, 2022.
(3) Additional information on the non-GAAP financial measure targeted net debt leverage ratio is available in the Appendix.

© 2022 LIGHT & WONDER | CONFIDENTIAL

89

 90  Returning Significant Capital Through Share Repurchase  © 2022 LIGHT & WONDER | CONFIDENTIAL  Continue to be an active buyer of our shares in the market  (1) The amount and share count as of May 9, 2022.  $750MShare Repurchase Program  $147M or 2.5MShares Purchased(1)  ~2.5%of Shares Outstanding

Investing to Grow Organically

PLANNED R&D & CAPEX INVESTMENTS 2022 - 2025


CAPEX
~$1.9B
R&D

R&D ~10% OF REVENUE

- Scaling original game launches
- Every dollar invested in content R&D is highly accretive

CAPEX ~7% OF REVENUE

- Grow Premium Gaming Operations footprint
- Modernize our systems
- Enhance digital platforms
- Scale live-dealer business

L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL
91

     92  Disciplined Approach to Investing  © 2022 LIGHT & WONDER | CONFIDENTIAL  INORGANIC      Exceeds Financial Hurdles      Complements Core Capabilities  Accelerates Strategic Considerations            PERFORMANCE OF RECENT ACQUISITIONS        Lightning Box achieved 7 consecutive record months of GGR  Launching a new U.S. title everymonth  ELK posted record GGR levels since acquisition  Launching content in the U.S. in 2H2022

Key Takeaways

Enviable and Durable Financial Profile

$1.4B of targeted Consolidated AEBITDA by 2025(1)

Radically Transformed Balance Sheet

Equity Story

Significant Capital Allocation

Target $10B created by 2025

Delivering Significant Shareholder Value

L&W

(1) Additional information on the non-GAAP financial measure targeted Consolidated AEBITDA is available in the Appendix.

© 2022 LIGHT & WONDER | CONFIDENTIAL 93

 Q&A        P R O P R I E T A R Y & C O N F I D E N T I A L

   Leading global game and platform provider  Unmatched market positions and cross-platform capability  Transformed balance sheet  Double-digit CAGR growth, with high margins and robustcash flow generation  Enhanced shareholder value  Compelling Investment Thesis  © 2022 LIGHT & WONDER | CONFIDENTIAL  95              Leading the Future of the Game Industry

 Appendix        P R O P R I E T A R Y & C O N F I D E N T I A L

 97  © 2022 LIGHT & WONDER | CONFIDENTIAL  Non-GAAP financial measures  The Company’s management uses the following non-GAAP financial measures in conjunction with GAAP financial measures: Consolidated AEBITDA (representing continuing operations), AEBITDA from discontinued operations, Combined AEBITDA, Free cash flow (representing continuing operations), Free cash flow conversion, Free cash flow from discontinued operations, Combined free cash flow, EBITDA from equity investments included in discontinued operations, Net debt and Net debt leverage ratio, Adjusted net debt reflecting refinancing transactions and the Lottery Business sale and Adjusted net debt leverage ratio reflecting refinancing transactions and the Lottery Business sale and Adjusted outstanding debt (each, as described more fully below). These non-GAAP financial measures are presented as supplemental disclosures. They should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP, and should be read in conjunction with the Company’s financial statements filed with the SEC. The non-GAAP financial measures used by the Company may differ from similarly titled measures presented by other companies. Specifically, the Company’s management uses Consolidated AEBITDA to, among other things: (i) monitor and evaluate the performance of the Company’s continuing operations; (ii) facilitate management’s internal and external comparisons of the Company’s consolidated historical operating performance; and (iii) analyze and evaluate financial and strategic planning decisions regarding future operating investments and operating budgets. In addition, the Company’s management uses Consolidated AEBITDA to facilitate management’s external comparisons of the Company’s consolidated results from continuing operations to the historical operating performance of other companies that may have different capital structures and debt levels. The Company’s management uses Adjusted outstanding debt, Net debt and Net debt leverage ratio in monitoring and evaluating the Company’s overall liquidity, financial flexibility and leverage and management uses Adjusted Net debt and Adjusted Net debt leverage ratio as supplemental information reflecting impact of refinancing transactions and the Lottery Business sale occurring in April 2022. As described in this presentation, the Company divested its Lottery business excluding the sale of certain international Lottery business subsidiaries (Scientific Games International GmbH, and its two subsidiaries (the “Austria Business”)), for which we are awaiting regulatory approval in Austria, which approval is expected to be received and the transaction to be completed by the end of the second quarter of 2022, with $104 million in additional expected gross cash proceeds, subject to customary closing conditions. and is in the process of divesting its Sports Betting businesses and as such, historical financial information for these businesses is classified as discontinued operations, as described above. The Company’s management believes that Combined AEBITDA, Combined free cash flow and Free cash flow conversion are useful during the period until the disposition occurs as they provide management and investors with information regarding the Company’s combined financial condition and operating performance under the structure as of March 31, 2022, including for prior period comparisons, as the Company is finalizing the divestiture and transforming the Company’s strategy. Additionally, as the business held for sale is still subject to our debt agreements, the Company uses Combined AEBITDA in determining its debt compliance as required under its debt covenants. In addition, as these entities are still consolidated, Combined free cash flow provides greater visibility into cash available for the continuing operations to use in investing and financing decisions as this Free cash flow remains available for such decisions. The Company’s management believes that these non-GAAP financial measures are useful as they provide management and investors with information regarding the Company’s financial condition and operating performance that is an integral part of management’s reporting and planning processes. In particular, the Company’s management believes that Consolidated AEBITDA and Combined AEBITDA are helpful because these non-GAAP financial measures eliminate the effects of restructuring, transaction, integration or other items that management believes are less indicative of the ongoing underlying performance of continuing operations or on a combined basis, (as more fully described below) and are better evaluated separately. Moreover, management believes EBITDA from equity investments included in discontinued operations is useful to investors because the Company’s Lottery business is conducted through a number of equity investments, and this measure eliminates financial items from the equity investees’ earnings that management believes have less bearing on the equity investees’ performance. Management believes that Free cash flow and Combined free cash flow provide useful information regarding the Company’s liquidity and its ability to service debt and fund investments. Management also believes that Free cash flow and Combined free cash flow are useful for investors because they provide investors with important perspectives on the cash available for debt repayment and other strategic measures, after making necessary capital investments in property and equipment, necessary license payments to support the ongoing business operations, adjustments for changes in restricted cash impacting working capital and taking into account cash flows relating to the Company’s equity investments. Additionally, management believes that AEBITDA from discontinued operations and Free cash flow from discontinued operations provide useful information regarding the Company’s operations that are in the process of being divested and provide the impact of those businesses on the overall financial results for the periods presented as they currently remain under the current structure of the Company. These non-GAAP measures are derived based on the historical records and include only those direct costs that are allocated to discontinued operations and as such do not include all of the expenses that would have been incurred by these businesses as a standalone company or other Corporate and shared allocations and such differences might be material.Consolidated AEBITDA (representing AEBITDA from continuing operations)Consolidated AEBITDA, as used herein, is a non-GAAP financial measure that is presented as a supplemental disclosure of the Company’s continuing operations and is reconciled to net income (loss) from continuing operations as the most directly comparable GAAP measure, as set forth in the schedule titled “Reconciliation of Net Income Attributable to L&W to Consolidated AEBITDA – Continuing Operations.” Consolidated AEBITDA should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP, and should be read in conjunction with the Company's financial statements filed with the SEC. Consolidated AEBITDA may differ from similarly titled measures presented by other companies. Consolidated AEBITDA is reconciled to Net income (loss) attributable to L&W and includes the following adjustments: (1) Net income attributable to noncontrolling interest; (2) Net income from discontinued operations, net of tax; (3) Restructuring and other, which includes charges or expenses attributable to: (i) employee severance; (ii) management restructuring and related costs; (iii) restructuring and integration; (iv) cost savings initiatives; (v) major litigation; and (vi) acquisition costs and other unusual items; (4) Depreciation amortization and impairment charges and Goodwill impairments; (5) change in fair value of investments and Gain on remeasurement of debt; (6) Interest expense; (7) Income tax expense (benefit); (8) Stock-based compensation; and (9) Other income, net including foreign currency (gains) and losses, and earnings from equity investments. AEBITDA is presented exclusively as our segment measure of profit or loss. The forward-looking non-GAAP financial measure targeted Consolidated AEBITDA represents a goal for the Company and does not reflect Company guidance. We are not providing a forward-looking quantitative reconciliation of targeted Consolidated AEBITDA to the most directly comparable GAAP measure because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items. These items are uncertain, depend on various factors out of our control and could have a material impact on the corresponding measures calculated in accordance with GAAP.AEBITDA from Discontinued OperationsAEBITDA from discontinued operations, as used herein, is a non-GAAP financial measure that is presented as a supplemental disclosure for the Company’s discontinued operations and is reconciled to net income from discontinued operations, net of tax as the most directly comparable GAAP measure, as set forth in the schedule titled “Reconciliation of Net Income from Discontinued Operations, Net of Tax to AEBITDA from Discontinued Operations.” AEBITDA from discontinued operations should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP, and should be read in conjunction with the Company's financial statements filed with the SEC. AEBITDA from discontinued operations may differ from similarly titled measures presented by other companies. AEBITDA from discontinued operations is reconciled to Net income from discontinued operations, net of tax and includes the following adjustments: (1) Restructuring and other, which includes charges or expenses attributable to: (i) employee severance; (ii) management restructuring and related costs; (iii) restructuring and integration; (iv) cost savings initiatives; (v) major litigation; and (vi) acquisition costs and other unusual items; (2) Depreciation, amortization and impairment charges and Goodwill impairments; (3) Income tax expense; and (4) Stock-based compensation and other, net. In addition to the preceding adjustments, we exclude Earnings from equity investments and add (without duplication) discontinued operations pro rata share of EBITDA from equity investments, which represents their share of earnings (whether or not distributed) before income tax expense, depreciation and amortization expense, and interest expense, net of our joint ventures and minority investees, which is included in our calculation of AEBITDA from discontinued operations.

 98  Non-GAAP financial measures (continued)  © 2022 LIGHT & WONDER | CONFIDENTIAL  Combined AEBITDACombined AEBITDA, as used herein, is a non-GAAP financial measure that combines Consolidated AEBITDA (representing our continuing operations), AEBITDA from discontinued operations and EBITDA from equity investments included in continuing operations and is presented as a supplemental disclosure. Combined AEBITDA should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP, and should be read in conjunction with the Company's financial statements filed with the SEC. Combined AEBITDA may differ from similarly titled measures presented by other companies.Free Cash Flow - Continuing OperationsFree cash flow, as used herein, represents net cash provided by operating activities from continuing operations less total capital expenditures, less payments on license obligations, less contributions to equity method investments plus distributions of capital from equity investments, and adjusted for changes in restricted cash impacting working capital. Free cash flow is a non-GAAP financial measure that is presented as a supplemental disclosure for illustrative purposes only and is reconciled to net cash provided by operating activities, the most directly comparable GAAP measure, in a schedule below and representing Free cash flows of our continuing operations.Free Cash Flow from Discontinued OperationsFree cash flow from discontinued operations, as used herein, represents net cash provided by operating activities from discontinued operations less total capital expenditures, less payments on license obligations, less contributions to equity method investments plus distributions of capital from equity investments, and adjusted for changes in restricted cash impacting working capital. Free cash flow from discontinued operations is a non-GAAP financial measure that is presented as a supplemental disclosure for illustrative purposes only and is reconciled to net cash provided by operating activities from discontinued operations, the most directly comparable GAAP measure, in a schedule below.Combined Free Cash FlowCombined free cash flow, as used herein, represents a non-GAAP financial measure that combines Free cash flows from continuing operations and Free cash flows from discontinued operations and is presented as a supplemental disclosure for illustrative purposes only.EBITDA from Equity InvestmentsEBITDA from equity investments, as used herein, represents our share of earnings (loss) (whether or not distributed to us) plus income tax expense, depreciation and amortization expense (inclusive of amortization of payments made to customers for LNS), interest (income) expense, net, and other non-cash and unusual items from our joint ventures and minority investees. EBITDA from equity investments is a non-GAAP financial measure that is presented as supplemental disclosure for illustrative purposes only and is reconciled to earnings (loss) of equity investments, the most directly comparable GAAP measure, in a schedule below.Net Debt and Net Debt Leverage RatioNet debt is defined as total principal face value of debt outstanding, the most directly comparable GAAP measure, less combined cash and cash equivalents. Principal face value of debt outstanding includes the face value of debt issued under Senior Secured Credit Facilities, Senior Notes and Subordinated Notes, which are all described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and in Note 11 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, but it does not include other long term obligations of $3 million primarily comprised of certain revenue transactions presented as debt in accordance with ASC 470. In addition, principal face value of debt outstanding with respect to the 2026 Secured Euro Notes and 2026 Unsecured Euro Notes are translated at the constant foreign exchange rate at issuance of these notes as those amounts remain payable at the original issuance amounts in Euro. Net debt leverage ratio, as used herein, represents Net debt divided by Combined AEBITDA (as defined above). The forward-looking non-GAAP financial measure targeted net debt leverage ratio represents a goal for the Company and does not reflect Company guidance. We are not providing a forward-looking quantitative reconciliation of targeted net debt leverage ratio to the most directly comparable GAAP measure because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items. These items are uncertain, depend on various factors out of our control and could have a material impact on the corresponding measures calculated in accordance with GAAP.Adjusted Outstanding Debt, Adjusted Net Debt and Adjusted Net Debt Leverage Ratio, all Reflecting Refinancing Transactions and the Lottery Business SaleAdjusted outstanding debt as used herein, is a non-GAAP financial measure, that represents the principal amount of outstanding debt as of March 31, 2022 that conforms to the presentation found in Note 11 to the Consolidated Financial Statements in our March 31, 2022 Form 10-Q, adjusted for the impact of the April 14, 2022 refinancing transactions. Adjusted net debt reflecting refinancing transactions and the Lottery Business sale, as used herein, is a non-GAAP financial measure defined as net debt as of March 31, 2022, plus pending Austria Lottery business proceeds of approximately $104 million less cash held at Lottery business. Adjusted net debt leverage ratio reflecting refinancing transactions and the Lottery Business sale, as used herein, is a non-GAAP financial measure defined as adjusted net debt reflecting refinancing transactions and the Lottery Business sale divided by Combined AEBITDA for the last twelve months, excluding Lottery Business operations and certain immaterial continuing operations equity method investments.Targeted Free Cash Flow Conversion RateThe forward-looking non-GAAP financial measure targeted free cash flow conversion rate, represents a goal for the Company and does not reflect Company guidance. We are not providing a forward-looking quantitative reconciliation of targeted free cash flow conversion rate to the most directly comparable GAAP measure because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items. These items are uncertain, depend on various factors out of our control and could have a material impact on the corresponding measures calculated in accordance with GAAP.

 99  L&W Reconciliation of Consolidated AEBITDA — Continuing Operations, AEBITDA from Discontinued Operations and Combined AEBITDA  © 2022 LIGHT & WONDER | CONFIDENTIAL  Note: Unaudited, U.S. Dollars in millions.  Refer to the Consolidated AEBITDA - continuing operations and AEBITDA from discontinued operations definitions below for a description of items included in restructuring and other.EBITDA from Equity Investments is a non-GAAP financial measure reconciled to Earnings from equity investments on slide 104.AEBITDA from discontinued operations, a non-GAAP measure, is derived based on the historical records and includes only those direct costs that are allocated to discontinued operations. See above for further description and disclaimers associated with this non-GAAP measure.Combined AEBITDA consists of Consolidated AEBITDA - continuing operations, AEBITDA from discontinued operations and EBITDA from equity investments included in continuing operations. Refer to non-GAAP financial measure definitions above for further details.

 100  L&W Reconciliation of Principal Face Value of Debt Outstanding to Net Debt Leverage Ratio  © 2022 LIGHT & WONDER | CONFIDENTIAL    Note: Unaudited, U.S. Dollars in millions  Refer to the reconciliation of Combined AEBITDA included on slide 99 titled "L&W Reconciliation of Consolidated AEBITDA — Continuing Operations, AEBITDA fromDiscontinued Operations and Combined AEBITDA” for the periods presented.Exchange rate impact is the impact of translating our outstanding 2026 Secured Euro Notes and 2026 Unsecured Euro Notes translated at constant foreign exchange rate at issuance of these notes as compared to the current exchange rate.Includes cash and cash equivalents of both continuing operations and discontinued operations, as the combined amount is available for debt payments.

 101  Consolidated ABETIDA Margin  © 2022 LIGHT & WONDER | CONFIDENTIAL    Note: Unaudited, U.S. Dollars in millionsRefer to the reconciliation of Consolidated AEBITDA included in the table titled "L&W Reconciliation of Consolidated AEBITDA --Continuing Operations, AEBITDA from Discontinued Operations and Combined AEBITDA” for the periods presented on slide 99.Consolidated AEBITDA Margin is calculated as Consolidated AEBITDA as a percentage of revenue.

 102  L&W Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow – Continuing Operations and Combined Free Cash Flow  © 2022 LIGHT & WONDER | CONFIDENTIAL    Note: Unaudited, U.S. Dollars in millions.  Represents cash taxes and cash interest paid on our existing debt, which has not historically been allocated to our business segments. We present this column to provide the impact of our current debt structure on our operating cash flows from continuing operations to provide greater comparability to cash flows generated by our continuing and discontinued operations.Free cash flow from discontinued operations, a non-GAAP measure, is derived based on the historical records and includes only those direct cash flows that are allocated to discontinued operations. See above for further description and disclaimers associated with this non-GAAP measure.Combined free cash flow consists of Free cash flow (representing Free cash flow from continuing operations) and Free cash flow from discontinued operations. Refer to non-GAAP financial measure definitions above for further details.

 103  L&W Reconciliation of Combined Free Cash Flow Conversion  © 2022 LIGHT & WONDER | CONFIDENTIAL  Note: Unaudited, U.S. Dollars in millions  Refer to the “Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow – Continuing Operations and Combined Free Cash Flow” on slide 102.Refer to the reconciliation of Combined AEBITDA included on slide 101 titled “L&W Reconciliation of Consolidated AEBITDA – Continuing Operations, AEBITDA from Discontinued Operations and Combined AEBITDA" for the periods presented.Combined free cash flow conversion, as used herein, represents the ratio by which Combined AEBITDA is converted into Combined Free Cash Flow.

 104  L&W Reconciliation of Earnings from Equity Investments to EBITDA from Equity Investments  © 2022 LIGHT & WONDER | CONFIDENTIAL    Note: Unaudited, U.S. Dollars in millions(1) Combined EBITDA from equity investments consists of EBITDA from both discontinued and continuing operations equity investments.

 105  Principal Debt Balance Supplemental Information  © 2022 LIGHT & WONDER | CONFIDENTIAL    Note: Unaudited, U.S. Dollars in millions.  Principal amount of outstanding debt as of March 31, 2022 represents the outstanding principal value of debt balances that conform to the presentation found in Note 11 to the Consolidated Financial Statements in our March 31, 2022 Form 10-Q. Adjusted outstanding principal value represents the principal amount of outstanding debt as of March 31, 2022 adjusted for the impact of the April refinancing transactions, $98 million of SGI Term Loan B-5 principal reduction and $160 million pay down of the SGI Revolver related to 2022 payments before the refinancing transactions.We entered into certain cross-currency interest rate swap agreements to achieve more attractive interest rates by effectively converting $460 million of the fixed-rate, U.S. Dollar-denominated 2025 Secured Notes, including the semi-annual interest payments through October 2023, to a fixed-rate Euro-denominated debt, with a fixed annual weighted average interest rate of approximately 2.946%.Primarily comprised of certain revenue transactions presented as debt in accordance with ASC 470.

Reconciliation of Adjusted Net Debt Reflecting Refinancing Transactions and the Lottery Business Sale & Adjusted Net Debt Leverage Ratio Reflecting Refinancing Transactions and the Lottery Business Sale

	March 31, 2022	Refinancing Transactions and Lottery Business Sale Adjustments	Adjusted Net Debt Reflecting Refinancing Transactions and the Lottery Business Sale & Adjusted Net Debt Leverage Ratio Reflecting Refinancing Transactions and the Lottery Business Sale
Combined AEBITDA[(1)]	$ 1,383	$ (496) [(2)]	$ 887
Total debt	$ 8,833		$ 8,833
Add: Unamortized debt discount/premium and deferred financing costs, net	77		77
Add: Impact of exchange rate[(3)]	73		73
Less: Debt not requiring cash repayment and other	(3)		(3)
Principal face value of debt outstanding	$ 8,980	$ (5,030) [(4)]	$ 3,950
Less: Combined Cash and cash equivalents[(5)]	582	54 [(6)]	636
Net debt	$ 8,398		$ 3,314
Net debt leverage ratio	**6.1**		**3.7**

Note: Unaudited, U.S. Dollars in millions.

(1) Combined AEBITDA consists of Consolidated AEBITDA - continuing operations, AEBITDA from discontinued operations and EBITDA from equity investments included in continuing operations. Refer to "L&W Reconciliation of Consolidated AEBITDA --Continuing Operations, AEBITDA from Discontinued Operations and Combined AEBITDA" on slide 101 and non-GAAP financial measure definitions above for further details.
(2) Adjusted for Lottery business discontinued operations and equity investments included in continuing operations.
(3) Impact of exchange rate is the impact of translating our outstanding 2026 Secured Euro Notes and 2026 Unsecured Euro Notes, translated at constant foreign exchange rate at issuance of these notes.
(4) Represents a reduction of principal amount of outstanding debt as of March 31, 2022 for the impact of April 14, 2022 refinancing transactions including principal reductions related to 2022 payments before the refinancing transactions. Refer to the Principal Debt Balance Supplemental Information table on slide 105.
(5) Impact of exchange rate is the impact of translating our outstanding 2026 Secured Euro Notes and 2026 Unsecured Euro Notes, translated at constant foreign exchange rate at issuance of these notes.
(6) Consists of $104 million in proceeds expected for the sale of the Austria Business, for which we are awaiting regulatory approval in Austria, which approval is expected to be received and the transaction to be completed by the end of the second quarter of 2022, subject to customary working capital adjustments and is less of $50 million of cash and cash equivalents of the Lottery Business as of March 31, 2022.

L&W

© 2022 LIGHT & WONDER | CONFIDENTIAL
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107  SciPlay: Reconciliation of Net Income Attributable to SciPlay to AEBITDA  © 2022 LIGHT & WONDER | CONFIDENTIAL  Note: Unaudited, U.S. Dollars in millions(1) For 2021 period, includes $24.5 million legal settlement charge.

 108  SciPlay: Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow  © 2022 LIGHT & WONDER | CONFIDENTIAL  Note: Unaudited, U.S. Dollars in millionsRefer to the reconciliation of AEBITDA included on slide 107 titled “SciPlay: Reconciliation of Net Income Attributable to SciPlay to AEBITDA” for the periods presented.Free cash flow conversion, as used herein, represents the ratio by which AEBITDA is converted into Free Cash Flow.